UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):    October 23, 2014

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number

1-8962	Pinnacle West Capital Corporation (an Arizona corporation) 400 North Fifth Street, P.O. Box 53999 Phoenix, AZ 85072-3999 (602) 250-1000	86-0512431

1-4473	Arizona Public Service Company (an Arizona corporation) 400 North Fifth Street, P.O. Box 53999 Phoenix, AZ 85072-3999 (602) 250-1000	86-0011170

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This combined Form 8-K is separately filed or furnished by Pinnacle West Capital Corporation and Arizona Public Service Company. Each registrant is filing or furnishing on its own behalf all of the information contained in this Form 8-K that relates to such registrant and, where required, its subsidiaries. Except as stated in the preceding sentence, neither registrant is filing or furnishing any information that does not relate to such registrant, and therefore makes no representation as to any such information.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 23, 2014, the Board of Directors of Arizona Public Service Company (the “Company”) approved a Supplemental Agreement (the “Supplemental Agreement”) with Randall K. Edington, its Executive Vice President and Chief Nuclear Officer, that provides for additional compensation terms supplemental to those set forth in an agreement between the Company and Mr. Edington dated December 26, 2008 and supplemented on June 20, 2012 (the “2012 Supplemental Agreement”).  Pursuant to the Supplemental Agreement:

•	Mr. Edington’s base salary increased to $1,000,000 effective September 30, 2014, and will increase to $1,050,000 effective January 1, 2015 and to $1,100,000 effective January 1, 2016.

•
The Company awarded interest-bearing, deferred compensation credits to Mr. Edington of $200,000. The discretionary credits will vest on June 30, 2016 if Mr. Edington is actively employed by the Company on that date, and will be payable over a 10-year period following his termination of employment.

•
The Company will also award interest-bearing, deferred compensation credits to Mr. Edington consisting of $300,000 as of January 1, 2015 and $300,000 as of January 1, 2016.  The discretionary credits will vest on June 30, 2016 if Mr. Edington is actively employed by the Company on that date, and will be payable over a 10-year period following his termination of employment.

•
If Mr. Edington is actively employed with the Company on June 30, 2016, his existing supplemental pension benefit set forth in the 2012 Supplemental Agreement will increase by an amount equal to 5% of the benefit otherwise payable for each of 2015 and 2016.

•
The award opportunities for Mr. Edington under the APS 2014 Annual Incentive Award Plan for Palo Verde Employees are based on the achievement of specified 2014 APS earnings levels and specified business unit performance goals. Mr. Edington’s award opportunity target for 2014 was increased from 50% to 65% of his base salary, depending on the achievement of the earnings and business unit performance goals, separately or in combination, and before adjustment for individual performance.

•	The equity awards that are expected to be granted by the Company to Mr. Edington in February 2015 and February 2016 will have a grant date fair value of $600,000 for each year.

•
If Palo Verde’s key regulatory and oversight evaluations and assessments have not declined during the period beginning September 30, 2014 and ending as of the date 180 days after Mr. Edington’s termination of employment, Mr. Edington will be awarded interest-bearing, deferred compensation credits of $500,000 that are payable over a 10-year period following his termination of employment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION
(Registrant)

Dated: October 29, 2014	By: /s/ David P. Falck
David P. Falck
Executive Vice President and
General Counsel

ARIZONA PUBLIC SERVICE COMPANY
(Registrant)

Dated: October 29, 2014	By: /s/ David P. Falck
David P. Falck
Executive Vice President and
General Counsel